UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2014

ADEPT TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27122 (Commission file number)	94-2900635 (I.R.S. Employer Identification Number)

5960 Inglewood Drive Pleasanton, CA (Address of principal executive offices)	94588 (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 13, 2014, Adept Technology, Inc. (“Adept”) held its 2014 Annual Meeting of Stockholders. The following is a brief description of each matter submitted to a vote of Adept stockholders at the Annual Meeting, as well as the number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter. More information about these proposals is provided in Adept's proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 1, 2014.

As of September 19, 2014, Adept’s record date for the Annual Meeting, there were a total of 13,066,054 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 9,826,859 shares of common stock were represented in person or by proxy and, therefore, a quorum was present.

Proposal 1 – Election of Directors. The stockholders elected each of the following persons as a director to hold office until the 2015 Annual Meeting of Stockholders and until his or her successor is elected and qualified as follows:

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Benjamin A. Burditt	5,002,842	81,919	4,742,098
Rob Cain	5,003,057	81,704	4,742,098
Martin M. Hale, Jr.	4,961,238	123,523	4,742,098
Michael P. Kelly	5,018,870	65,891	4,742,098
Herbert J. Martin	5,005,357	79,404	4,742,098

Based on the votes set forth above, the director nominees were elected.

Proposal 2 – Amendments to the 2005 Equity Incentive Plan. The stockholders elected amendments to the Adept Technology, Inc. 2005 Equity Incentive Plan that would (i) increase the maximum aggregate number of shares issuable under the 2005 Equity Incentive Plan by 400,000 shares, (ii) increase the individual limit on annual share awards from 160,000 to 170,000 for any one participant in one calendar year and (iii) extend the 2005 Equity Incentive Plan’s termination date from June 16, 2015 to June 16, 2020:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
4,850,728	197,570	36,463	4,742,098

Proposal 3 – Advisory Approval of Named Executive Officer Compensation. The stockholders cast an advisory vote to approve named executive officer compensation as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
4,876,846	178,661	29,254	4,742,098

Proposal 4 – Ratification of Appointment of Auditor. The stockholders voted to ratify the appointment of Armanino LLP to serve as the independent auditor of Adept for its fiscal year ending June 30, 2015 as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
8,982,771	201,380	642,708

Based on the votes set forth above, each of Proposal 2 through 4 were approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEPT TECHNOLOGY, INC.

Date: November 13, 2014	By:	/s/ Seth Halio
Seth Halio Chief Financial Officer